LAZARD RETIREMENT SERIES, INC.

Lazard Retirement US Equity Select Portfolio

Supplement to Current Summary Prospectus and Prospectus

The Board of Directors of Lazard Retirement Series, Inc. (the "Fund") has approved the liquidation of Lazard Retirement US Equity Select Portfolio, a portfolio of the Fund (the "Portfolio").

Effective immediately, no further investments will be accepted into the Portfolio, and the Investment Manager will begin liquidation of the Portfolio's investments.  Promptly upon completion of liquidation of the Portfolio's investments, the Portfolio will redeem all its outstanding shares by distribution of its assets in accordance with the instructions of Participating Insurance Companies with separate accounts investing in the Portfolio.  It is anticipated that the Portfolio's assets will be distributed on or about December 31, 2019.

Dated:  October 1, 2019